UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2006
XANSER CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-05083	74-1191271

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2435 North Central Expressway
Richardson, Texas	75080

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 699-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
A press release issued by Xanser Corporation on May 15, 2006, regarding financial results for the quarter ended March 31, 2006 is attached hereto as Exhibit 99.1 and, the first, third and fifth paragraphs thereof, as well as the financial statement tables included therein, are incorporated herein by reference.
This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XANSER CORPORATION
May 15, 2006	/s/ HOWARD C. WADSWORTH
Howard C. Wadsworth
Sr. Vice President, Treasurer and Secretary